UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Global SPAC Partners Co., a Cayman Islands exempted company (“Global”), on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 28, 2021, Global is a party to a Business Combination Agreement, dated as of December 21, 2021 (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”), and Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Gorilla (“Merger Sub”).

Pursuant to the Business Combination Agreement, at the closing (the “Closing”) of the transactions contemplated thereunder (collectively, the “Transactions”), and following the Recapitalization (as such term is defined and described in the Business Combination Agreement), (i) Merger Sub will merge with and into Global, with Global continuing as the surviving entity and a wholly owned subsidiary of Gorilla (the “Merger”); (ii) the ordinary shares of Global (including Class A ordinary shares and Class B ordinary shares) will be converted into ordinary shares of Gorilla (“Company Ordinary Shares”) on a one-for-one basis; and (iii) warrants to purchase the ordinary shares of Global will be converted into warrants to purchase the same number of Company Ordinary Shares at the same exercise price and for the same exercise period.

First Amendment to Lock-Up Agreement

As previously disclosed, in connection with the execution and delivery of the Business Combination Agreement, certain Gorilla shareholders (which cumulatively currently own 94.12% of Gorilla’s equity) each entered into a Lock-Up Agreement with Gorilla (collectively, the “Lock-Up Agreements”). Pursuant to the Lock-Up Agreements, each Gorilla shareholder party thereto agreed not to, during the period (the “Lock-Up Period”) commencing from the Closing and ending on the six (6) month anniversary of the Closing (subject to early release if the closing price of the Company Ordinary Shares equals or exceeds $12.50 per share for any 20 out of 30 trading days after the Closing and also subject to early release if Gorilla consummates a liquidation, merger, share exchange, reorganization or other similar transaction with an unaffiliated third party that results in all Gorilla shareholders having the right to exchange their equity holdings in Gorilla for cash, securities or other property): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, establish or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC promulgated thereunder, or otherwise transfer or dispose of, directly or indirectly, any restricted securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the restricted securities, whether any such transaction is to be settled by delivery of such restricted securities, in cash or otherwise, or (iii) publicly announce the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of restricted securities or other securities, in cash or otherwise (in each case, subject to certain limited permitted transfers where the recipient takes the shares subject to the restrictions in the Lock-Up Agreement).

In connection with the Subscription Agreements (as defined below), Gorilla will enter into a First Amendment to the Lock Up Agreement (each, a “Lock-Up Agreement Amendment”) with each Gorilla shareholder that previously signed Lock-Up Agreements which is a condition to the closing of the PIPE (as defined below) as set forth in the Subscription Agreements. The Lock-Up Agreement Amendment revised the terms of the Lock-Up Agreement to extend the Lock-Up Period to twelve (12) months and provide for an early release of up to seventy-five percent (75%) of the locked-up Company Ordinary Shares (the “Early Release Securities”) if and to the extent that the following occurs after the Closing: (i) one-third (1/3rd) of the Early Release Securities shall be released on the date beginning from and after the six (6) month anniversary of the Closing on which the closing price of the Company Ordinary Shares exceeds $12.50 per share (as adjusted for share splits, share capitalizations, share consolidations, subdivisions, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period; (ii) one-third (1/3rd) of the Early Release Securities shall be released on the date beginning from and after the six (6) month anniversary of the Closing on which the closing price of the Company Ordinary Shares exceeds $15.00 per share (as adjusted for share splits, share capitalizations, share consolidations, subdivisions, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period; and (iii) one-third (1/3rd) of the Early Release Securities shall be released beginning from and after the six (6) month anniversary of the Closing on which the closing price of the Company Ordinary Shares exceeds $17.50 per share (as adjusted for share splits, share capitalizations, share consolidations, subdivisions, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period.

A copy of the form of Lock-Up Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement Amendment is qualified in its entirety by reference thereto.

Private Placement

On February 10, 2022, in connection with the proposed Transaction, Global and Gorilla entered into subscription agreements (each, a “Subscription Agreement”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE investors agreed to purchase an aggregate of five (5) million subunits of Global, each subunit consisting of one Global Class A ordinary share and one-quarter of redeemable Global warrant, at a price of $10.10 per subunit in a private placement (the “PIPE”) to be consummated concurrently with the Closing.  The PIPE is conditioned on the Closing, the execution and delivery of an executed Lock-Up Agreement Amendment by all of the Gorilla shareholders that delivered Lock-Up Agreements in connection with the signing of the Business Combination Agreement and other customary closing conditions.  The proceeds from the PIPE investment are expected to be used for corporate purposes for Gorilla following the Closing. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. Each PIPE Investor agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in the trust account (the “Trust Account”) held for the public shareholders of Global, and agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom).

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The subunits of Global issued pursuant to the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder.

Item 7.01 Regulation FD

On February 10, 2022, Global and Gorilla issued a joint press release announcing Global’s and Gorilla’s execution of the Subscription Agreements for the PIPE.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Transactions, Gorilla has filed with the SEC a Registration Statement on Form F-4, which includes a preliminary proxy statement of Global, and a prospectus in connection with the proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to Global security holders as of a record date to be established for voting on the Business Combination Agreement and the Transactions. Investors and security holders of Global and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the special meeting to be held to approve the Business Combination Agreement and the Transactions because these documents will contain important information about Global, Gorilla, the Business Combination Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Global with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Global at: 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Global’s and Gorilla’s expectations with respect to future performance and anticipated financial impacts of the Transactions contemplated by the Business Combination Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Global or Gorilla and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Transaction company (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Global prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on Nasdaq; (v) costs related to the Transactions; (vi) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; (vii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Global and the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by Global’s public shareholders; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance Gorilla’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual bookings; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Global or Gorilla. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Global and Gorilla undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Participants in the Solicitation

Gorilla, Global and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Global securities in respect of the proposed Transactions. Information about Global’s directors and executive officers and their ownership of Global’s securities is set forth in Global’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to Lock-Up Agreement, by and between Gorilla and the shareholder of Gorilla party thereto.
10.2	Form of Subscription Agreement, dated as of February 10, 2022, by and among Global, Gorilla and the investor named therein.
99.1	Press release, dated as of February 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SPAC PARTNERS CO.

	By:	/s/ Bryant B. Edwards
		Name:	Bryant B. Edwards
		Title:	Chief Executive Officer

Dated: February 11, 2022